EXHIBIT 10


                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                                75 Federal Street
                                Boston, MA 02110






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Pax World Growth Fund, Inc.

       We consent to the use in Post-Effective Amendment No. 3 to Registration Statement No. 333-23549 of Pax World Growth Fund, Inc. on Form N-1A of our report dated January 19, 2001, incorporated by reference into the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us on the back page of the Prospectus and under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information.


                                               /s/ PANNELL KERR FORSTER, P.C.


Boston, Massachusetts
December 21, 2001